SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2010

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

   1703 Edelweiss Drive, Cedar Park, Texas  78613
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01        REGULATION FD DISCLOSURE

ITEM 8.01

OTHER EVENTS

          On August 16, 2010, FieldPoint Petroleum Corporation issued a press release announcing that its Board of Directors authorized the Company to repurchase shares of its Common Stock at an aggregate cost not to exceed $250,000.  Stock purchases may be made in open market or privately-negotiated transactions, if and when management determines to effect purchases.  Repurchases shall occur subject to prevailing market conditions and will be funded from available cash.  Repurchases will also be subject to compliance with applicable federal securities laws, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended.

ITEM 9.01:      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibit

Item	Title

99.1	Press Release dated August 16, 2010.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: August _16, 2010	By: ___/s/ Ray Reaves_________ Ray Reaves, President